BLACKROCK FUNDSSM

BlackRock Flexible Equity Fund

(the “Fund”)

Supplement dated June 3, 2014 to the Service Shares Prospectus of the Fund, dated January 28, 2014

Effective as of June 1, 2014, BlackRock Advisors, LLC (“BlackRock”) has agreed voluntarily to waive and/or reimburse fees or expenses in order to limit the total annual fund operating expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses (as defined in the prospectus of the Fund)) of Service Shares of the Fund to the amount noted in the table below under “Voluntary Caps”.

Consequently, the table under “Management of the Fund – BlackRock” setting out the contractual cap on total annual fund operating expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) is hereby deleted and replaced with the following to add reference to the voluntary cap:

	Caps on Total Annual Fund Operating Expenses[1] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
	Contractual Cap[2]	Voluntary Cap[3]
Service Shares	1.29%	1.24%
[1]	As a percentage of average daily net assets.
[2]	The contractual cap is in effect until February 1, 2015. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[3]	The voluntary cap may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRO-FLEQ-SVC-0614SUP